                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 8, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware              1-7182                  13-2740599
--------------------------------------------------------------------------------
      (State or other         (Commission            (I.R.S. Employer
      jurisdiction of         File Number)           Identification No.)
      incorporation)


4 World Financial Center, New York, New York   10080
----------------------------------------------------

(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.      Other Events
-------      ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $90,000,000 aggregate original public offering price of Strategic Return Notes/SM/ Linked to the Biotech-Pharmaceutical Index due February 8, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

                                       EXHIBITS

             (4) Instruments defining the rights of security holders, including indentures.

                                       Form of Merrill Lynch & Co., Inc.'s
                                       Strategic Return Notes/SM/ Linked to the
                                       Biotech-Pharmaceutical Index due
                                       February 8, 2007.

             (5) & (23)                Opinion re: legality; consent of counsel.

                                       Opinion of Sidley Austin Brown &
                                       Wood LLP relating to the Strategic
                                       Return Notes/SM/ Linked to the
                                       Biotech-Pharmaceutical Index due
                                       February 8, 2007 (including consent
                                       for inclusion of such opinion in
                                       this report and in Merrill Lynch &
                                       Co., Inc.'s Registration Statement
                                       relating to such Securities).



                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                          (Registrant)


                              By:    /s/ John C. Stomber
                                   ---------------------------------------
                                         John C. Stomber
                                      Senior Vice President
                                               and
                                            Treasurer

Date: February 8, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549










                            MERRILL LYNCH & CO., INC.










                          EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED FEBRUARY 8, 2002





                                                   Commission File Number 1-7182

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                                  Exhibit Index


Exhibit No.              Description                                               Page
-----------              -----------                                               ----
(4)                      Instruments defining the rights of security holders,
                         including indentures.

                                    Form of Merrill Lynch & Co., Inc.'s Strategic
                                    Return Notes/SM/ Linked to the
                                    Biotech-Pharmaceutical Index due
                                    February 8, 2007.

(5) & (23)               Opinion re:  legality; consent of counsel.

                                    Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes/SM/
                                    Linked to the Biotech-Pharmaceutical Index due February 8, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration
                                    Statement relating to such Securities).
